SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                 MARCH 12, 2000



                            OMNI NUTRACEUTICALS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



   UTAH                            0-18160            87-046822

 (STATE OF OTHER JURISDICTION     (COMMISSION     (IRS EMPLOYER
   OF INCORPORATION)              FILE NUMBER)     IDENTIFICATION NO.)





                              5310 BEETHOVEN STREET
                              LOS ANGELES, CA 90066
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 306-3636


                                       N/A
         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                            OMNI NUTRACEUTICALS, INC.

                                TABLE OF CONTENTS
                                       FOR
                           CURRENT REPORT ON FORM 8-K


                                                         Page No.
                                                         --------

Item  5.     Other  Events  . . . . . . . . . . . .  . .    3

Item  7.     Exhibits . . . . . . . . . . . . . . . . .     5

Signature . . . . . . . . . . . . . . . . . . . . . . .     6

ITEM  5.  OTHER  EVENTS
-----------------------

     (a)     Duncan  Withdrawal
             ------------------

     Effective on March 12, 2000 (the "Effective Date"), Mr. R. Lindsay Duncan, the former Chairman of the Board of Omni Nutraceuticals, Inc., a Utah corporation (the "Company"), and his spouse, Cheryl Wheeler, entered into an Agreement dated March 11, 2000 (the "Withdrawal Agreement") with the Company, pursuant to which (i) Mr. Duncan agreed to resign from the Board of Directors of the Company (the "Board"), terminate his employment agreement with the Company (the "Employment Agreement") and cease all further involvement with the Company, and (ii) Mr. Duncan and Cheryl Wheeler both agreed to (A) vote their respective shares of the common stock, par value $0.01 per share (the "Common Stock"), of the Company (or give their written consent) on all matters on the same proportionate basis as the remaining shareholders of the Company vote their shares (or give their written consent) on such matters for a period of five years from the Effective Date, and (B) appoint Andrew Vollero, Jr., currently a director of the Company, as attorney-in-fact for each of them to vote their shares of Common Stock (or give their written consent) as aforesaid.

     Mr. Duncan's agreement to resign from the Board and terminate the Employment Agreement was conditioned upon the occurrence of certain enumerated events, circumstances or conditions, each of which occurred or was satisfied or waived on or before March 12, 2000, including the following:

(i) The execution and delivery by the Company of an indemnity agreement indemnifying Mr. Duncan and related persons for losses in connection with his services to the Company (the "Indemnity Agreement").

(ii) In settlement of the remaining obligations owed Mr. Duncan under the Employment Agreement, the extension of the exercise and expiration dates of all of his existing stock options to purchase 1,003,029 shares of the Common Stock to the seventh anniversary of the Effective Date.

(iii) The receipt by Mr. Duncan of $1,500,000 in net proceeds from the sale of shares of Common Stock owned by Mr. Duncan at a price of $3.00 per share in one or more transactions which were not required to be aggregated with sales made by Mr. Duncan pursuant to Rule 144 promulgated under the Securities Act of 1993, as amended.

(iv) The execution and delivery by American Equities LLC and Corporate Financial Enterprises, Inc. (collectively, the "Investors") of a term sheet providing for the purchase by the Investors from the Company of 2,000,000 shares of 5% Convertible Preferred Stock, Series A and warrants to purchase up to 500,000 shares of Common Stock for an aggregate purchase price of $2,000,000 (the "Term Sheet").

(v) The execution and delivery by each of the Investors to Mr. Duncan of a General Release.

(vi) The execution and delivery by the Company and Mr. Duncan of a Registration Rights Agreement (the "Registration Rights Agreement").

(vii) The termination of the Voting Agreement dated October 8, 1999 by and between Mr. Duncan and Klee and Margaret Irwin.

(viii) The execution and delivery by each of Klee Irwin and Mr. Duncan of mutual General Releases.

     All of the above conditions were satisfied or waived and Mr. Duncan resigned from the Board and terminated the Employment Agreement effective March 12, 2000.

     The  Withdrawal  Agreement  is  filed  herewith  as  Exhibit  10.22.

     The Indemnity Agreement referred to in clause (i) above, dated March 11, 2000, between the Company and Mr. Duncan is filed herewith as Exhibit 10.23.

     The Term Sheet referred to in clause (iv) above, dated March 11, 2000, between American Equities LLC and the Company is filed herewith as Exhibit 10.24.

     The Registration Rights Agreement referred to in clause (vi) above, dated March 11, 2000, among the Company, Mr. Duncan and Cheryl Wheeler is filed herewith as Exhibit 10.25.

     (b)     Change  in  Management
             ----------------------

     At a meeting of the Board held on March 12, 2000 (the "Board Meeting"), at which the Withdrawal Agreement and the ancillary agreements executed and delivered by the Company in connection therewith were approved, ratified and adopted, the Board filled the vacancies created by the resignations of Mr. Santo
P. Panzarella as a Class III director and Mr. Jonathan Diamond as a Class II director, with the election of Messrs. Christof Ballin and Albert Kashani, respectively. Upon Mr. Duncan's resignation as a Class I director, the vacancy created thereby was filled with the appointment of Mr. Martin Sumichrast. Each of these individuals was appointed to serve in such respective capacities for the remaining balance of his respective term of office until his successor has been duly elected and has qualified.

     At the Board Meeting, Mr. Louis Mancini's employment as President and Chief Executive Officer of the Company was terminated by the Board and Mr. Klee Irwin was appointed to fill the vacancy created thereby.

     At the Board Meeting, the Board also authorized the termination of that certain Settlement Agreement dated October 8, 1999, by and among the Company and Mr. and Mrs. Klee Irwin, and the ancillary agreements executed and delivered by the Company in connection therewith.

     (c)     Consulting  Agreement.
             ---------------------

     At the Board Meeting, the Board also ratified, approved and adopted a two year Consulting Agreement entered into by and between the Company and Liviakis Financial Communications, Inc. ("LFC") and, in connection therewith, authorized the issuance of 1,200,000 restricted shares of Common Stock to LFC in consideration of, and as a retainer and prepayment for, the consulting services to be rendered to the Company by LFC. Pursuant to the provisions of the Consulting Agreement, LFC will be entitled to receive a 2.5% finder's fee in connection with any debt or equity financing for the Company from a source introduced to the Company by LFC and a 2% finder's fee in connection with any acquisition by the Company, or its nominee, of a candidate introduced to the Company or its nominee by LFC. The Company also agreed to reimburse LFC for extraordinary expenses incurred by LFC on behalf of the Company with its permission.

     The Consulting Agreement referred to above between the Company and LFC is filed herewith as Exhibit 10.26.

     (d)     Mancini  Termination  Agreement
             -------------------------------

     Pursuant to an agreement dated as of March 12, 2000, the Company and Louis Mancini agreed to terminate all employment agreements with Mr. Mancini in consideration for (i) payment of unpaid salary, vacation and sick pay in an amount of $22,644.23; (ii) cancellation of all of Mancini's stock options outstanding other than 50,000 previously vested options at $2.50 per share provided they are exercised prior to December 31, 2000; (iii) forgiveness by the Company of an outstanding indebtedness in the original principal amount of $350,000 made to Mancini by the Company; (iv) waiver by Mancini of any and all other compensation and/or benefits by the Company or any of its subsidiaries; and (v) mutual releases between Mr. Mancini and the Company, R. Lindsey Duncan and his spouse, Klee Irwin and his spouse and Andrew Vollero Jr.

     The Termination Agreement referred to above is filed herewith as Exhibit 10.27.

     (e)     Liviakis  Stock  Transaction
             ----------------------------

     Pursuant to agreements dated March 27, 2000 between certain accredited investors introduced to the Company by Liviakis Financial Communications, Inc., the Company received on or about March 31, 2000 an aggregate of $1,200,000 in financing in consideration for the sale of shares of its restricted common stock at $3.00 per share. The shareholders obtained certain piggyback registration rights in connection with that sale. Liviakis Financial Communications, Inc. has agreed to obtain additional investors for up to $1,800,000 in additional financing for the Company under those terms.

     (f)     Resignation  of  Martin  Sumichrist
             -----------------------------------

     By letter dated April 10, 2000, Mr. Martin Sumichrist resigned as a director of the Company. Mr. Sumichrist did not resign because of any disagreement with the Company on any matter relating to the Company's operations, policies or practices or otherwise any other matter required to be disclosed by Item 6 of Form 8-K.



ITEM  7.  EXHIBITS.
-------------------


(c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:


Exhibit  Number           Description  of  Exhibit
---------------           ------------------------

10.22                     Agreement  dated  March  11,  2000  among the Company,
                          R. Lindsay Duncan  and  Cheryl  Wheeler

10.23 Indemnity Agreement dated March 11, 2000, between the Company and R. Lindsay Duncan

10.24 Term Sheet dated March 11, 2000 between the Company and American Equities LLC

10.25 Registration Rights Agreement dated March 11, 2000 among the Company, R. Lindsay Duncan and Cheryl Wheeler

10.26 Consulting Agreement between the Company and Liviakis Financial Communications, Inc.

10.27                     Termination Agreement between the Company and Louis
                          Mancini

                                       SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                OMNI  NUTRACEUTICALS,  INC.


Date:  March  24,  2000                         By:  /s/Klee  Irwin
                                                   ----------------
                                                Klee  Irwin
                                                President  and  Chief
                                                Executive Officer

                                           EXHIBIT  INDEX

Exhibit                           Description                         Page
Number                            -----------                         Number
------                                                                ------

10.22                         Agreement dated  March  11, 2000
                              among the Company, R. Lindsay
                              Duncan  and  Cheryl  Wheeler

10.23                         Indemnity Agreement dated March 11,
                              2000, between the Company and
                              R.  Lindsay  Duncan

10.24                         Term  Sheet dated March 11, 2000
                              between the Company and American
                              Equities  LLC

10.25                         Registration  Rights  Agreement  dated
                              March  11, 2000 among the
                              Company,  R.  Lindsay  Duncan  and
                              Cheryl  Wheeler

10.26                         Consulting  Agreement  between the
                              Company and Liviakis Financial
                              Communications,  Inc.

10.27                         Termination Agreement between the
                              Company and Louis Mancini